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                                                                   EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with Annual Report of Teradyne, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory R. Beecher, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C (S)1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/   Gregory R. Beecher
-------------------------------
Gregory R. Beecher
Chief Financial Officer

March 26, 2003

A signed original of this written statement required by Section 906 has been provided to Teradyne, Inc. and will be retained by Teradyne, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.